UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2024

CNH EQUIPMENT TRUST 2024-A

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0002005737

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-262954 333-262954-05 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 99-6095446 (CNH Equipment Trust 2024-A) (IRS Employer Identification No.)

5729 Washington Avenue, Racine, Wisconsin (Address of Principal Executive Offices)	53406 (Zip Code)

(262) 636-6011

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On or about January 24, 2024, CNH Equipment Trust 2024-A (the “Trust”) will publicly issue $180,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $310,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $310,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), and $62,730,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-262954), effective on April 19, 2022.

The lead managers for the issuance of the Notes will be BofA Securities, Inc., Mizuho Securities USA, LLC, SMBC Nikko Securities America, Inc. and SG Americas Securities, LLC (the “Representatives”). In connection with the offering described above, as described in the Prospectus dated January 17, 2024 (the “Prospectus”), which will be filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing under Item 9.01(d) the final forms of the Underwriting Agreement dated January 17, 2024 (the “Underwriting Agreement”), among the parties listed in Item 9.01(d) below, and Trust Agreement dated as of December 22, 2023 (the “Trust Agreement”), among the parties listed in Item 9.01(d) below. The Underwriting Agreement and the Trust Agreement are described more fully in the Prospectus.

Item 8.01. Other Events

The Registrant is filing the other exhibits listed in Item 9.01(d) below in connection with the public issuance of the Notes by the Trust, described in the Prospectus. These agreements will be entered into by the Trust and/or the Registrant on the closing date for the issuance of the Notes and such agreements are more fully described in the Prospectus. Any material relationships among the Registrant or its affiliates and the parties to such agreements are described in the Prospectus.

In connection with the offering of the Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated January 17, 2024, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and BofA Securities, Inc., Mizuho Securities USA, LLC, SMBC Nikko Securities America, Inc. and SG Americas Securities, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of January 1, 2024, between CNH Equipment Trust 2024-A and Citibank, N.A., as indenture trustee

4.2	Trust Agreement, dated as of December 22, 2023, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of January 1, 2024, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2024-A

4.4	Purchase Agreement, to be dated as of January 1, 2024, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, to be dated as of January 1, 2024, among CNH Equipment Trust 2024-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.6	Asset Representations Review Agreement, to be dated as of January 1, 2024, among CNH Equipment Trust 2024-A, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.7	Memorandum of Understanding, to be dated as of or around January 24, 2024, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2024-A and Citibank, N.A., as indenture trustee

4.8	Letter Agreement, to be dated as of or around January 24, 2024, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

36.1	Depositor CEO Certification, dated January 17, 2024, for shelf offerings of asset-backed securities

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated January 17, 2024, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and BofA Securities, Inc., Mizuho Securities USA, LLC, SMBC Nikko Securities America, Inc. and SG Americas Securities, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of January 1, 2024, between CNH Equipment Trust 2024-A and Citibank, N.A., as indenture trustee

4.2	Trust Agreement, dated as of December 22, 2023, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of January 1, 2024, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2024-A

4.4	Purchase Agreement, to be dated as of January 1, 2024, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, to be dated as of January 1, 2024, among CNH Equipment Trust 2024-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.6	Asset Representations Review Agreement, to be dated as of January 1, 2024, among CNH Equipment Trust 2024-A, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.7	Memorandum of Understanding, to be dated as of or around January 24, 2024, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2024-A and Citibank, N.A., as indenture trustee

4.8	Letter Agreement, to be dated as of or around January 24, 2024, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

36.1	Depositor CEO Certification, dated January 17, 2024, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Daniel Willems Van Dijk
Name:	Daniel Willems Van Dijk
Title:	Assistant Treasurer

Dated: January 19, 2024

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